© Supermicro 2013 Confidential Fourth Quarter Fiscal 2013 Earnings Conference Presentation August 6, 2013 Exhibit 99.2

Confidential 2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Confidential 3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non- GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended June 30, 2013. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

Confidential 4 Q4’FY2013 Non-GAAP Financial Highlights (in millions, except per share data) Q4'13 YoY Sequential Revenue $322.3 16.8% 15.9% Profit after Tax $11.3 39.2% 12.6% EPS $0.26 44.4% 13.0% Change

Confidential 5 Summary of Results  Revenues were a record high and 16.8% higher year over year  OEM and Direct business was 43.3% of total revenues and Internet Data Center was 9.5% of total revenues  System business was 47.4% of total revenues  Revenues by Geography:  US – 56.2%  Europe – 23.0%  Asia – 18.6%  Other – 2.2%

SUPERMICRO
Confidential

Supermicro Technologies

Product Families

FatTwin™ Architecture
16% more efficient than competition. DC, Cloud, HPC and Hadoop optimized SKUs

GPU Optimized Solutions
First with NVIDIA K1/K2 Grid. Intel Xeon ® Phi® solutions

HFT, Workstation and DT
Optimized for High Frequency Trading (HFT): hyper-speed

Maximus 2.0 (NVIDIA Tesla + Quadro) Certified WS solutions, X10 UP Highend DT

Microcloud™
High density, space saving, 12 Modular UP Server nodes in 3U

IPC and Embedded
X10 update, long life cycle, high efficiency, compact form factor and low power solutions

Storage
Optimized for Big Data, Hadoop, double-sided 72 Hot-swap HDDs.

Switch Products
Top of the Rack - Layer 2, Layer 3, 48 Port 10G SFP+, PoE Switches

Power Subsystems
Energy efficient platinum level power supplies. Digital Switching. Battery Backup Power (BBP).

System Management Software
Remote Management IPMI 2.0, NMVIEW, FLASHBIOS, SMCIBU, SDCM


FatTwin™ Architecture


HFT Workstation


GPU-optimized


Big Data Solutions


Embedded Solution


12-node MicroCloud


Battery Backup Power


Top of the Rack Switch


Fat Twin
SuperBlade
Twin Architecture
Data Center
GPU Solutions
MicroCloud
Storage
Embedded
Switches
DC Software

6

Confidential 7 Revenue Trend Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 $276 $271 $291 $278 $322 $'s millions Supermicro Revenue Trend Y/Y 6.0% 9.2% 16.6% 15.8% 16.8% Seq. 14 9 -1 9 7 7 -4 6 5 9

Confidential 8 Revenue Analysis Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 $153 $164 $165 $162 $169 $123 $107 $126 $116 $153 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

Confidential 9 Non-GAAP Gross Margins Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 15.5% 13.0% 13.8% 14.1% 14.4%

Confidential 10 Non-GAAP Gross Profit $- $10.0 $20.0 $30.0 $40.0 $50.0 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 $42.6 $35.3 $40.3 $39.1 $46.3 Gross Profit $'s millions

Confidential 11 Summary P&L non-GAAP (in millions, except per share data) Q4'13 YoY Sequential Q4'12 Q3'13 Operating Expense $31.2 $0.5 $0.3 $30.6 $30.8 Operati g Expense Ratio 9.7% -1.4% -1.4% 11.1% 11.1% Operating Income $15.1 $3.1 $6.8 $12.0 $8.3 Net Income $11.3 $3.2 $1.3 $8.1 $10.0 EPS $0.26 $0.08 $0.03 $0.18 $0.23 Diluted Common Share Count 44.2 45.5 44.5 Effective Quarterly Tax Rate 24.7% 31.6% -23.1% Change

Confidential 12 Q4 FY2013 YTD Summary Statement of Cash Flows ($’s millions) 12 Months Ended 12 Months Ended 30-Jun-13 30-Jun-12 Net Income $21.3 $29.9 Depreciation and amortization $7.8 $7.1 Stock comp expense $11.4 $10.3 Other reserves $2.7 $3.6 Net change in AR, Inventory, AP -$37.8 -$48.4 Other prepaids and liabilities $8.2 $14.0 Cash flow from operations $13.6 $16.5 Capital expenditures -$5.0 -$22.0 Free cash flow $8.6 -$5.5 Net cash - investing activities -$0.1 $2.3 Net cash - financing activities $3.8 $13.8 Effect of exchange rate fluctuation on cash and cash equivalents $0.0 $0.3 Net change in cash $12.2 $10.9

Confidential Q4 FY 2013 Summary of Balance Sheet Metrics ($’s millions) 13 Q4'13 Q3'13 Change Cash Equivalents & Investments 95.7$ 96.7$ (1.0)$ Accounts Receivable 149.3$ 122.3$ 27.0$ Inventory 254.2$ 257.3$ (3.1)$ Accounts Payable 172.9$ 163.6$ 9.3$ DSO 38 39 -1 DIO 84 94 -10 DPO 55 59 -4 Cash Cycle Days 67 74 -7

Confidential 14 Supplemental Financials Fourth Quarter Fiscal 2013 Ended June 30, 2013

Confidential 15 Non-GAAP Financial Summary (in millions, except per share data) Q4'13 Q3'13 Q4'12 Net Sales 322.3$ 278.0$ 275.9$ Non-GAAP Gross Margin 14.4% 14.1% 15.5% Non-GAAP Operating Expenses 31.2$ 30.8$ 30.6$ Non-GAAP Operating Income 15.1$ 8.3$ 12.0$ Non-GAAP Net Income 11.3$ 10.0$ 8.1$ Non-GAAP Net Income per share 0.26$ 0.23$ 0.18$ Fully diluted shares for calculation 44.2 44.5 45.5

Confidential 16 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q4'13 Q3'13 Q4'12 Net Income (GAAP) 8.4$ 7.0$ 5.5$ Stock Comp & Other Unusual Expense (tax affected)* 2.9$ 3.0$ 2.6$ Net Income (Non-GAAP)* 11.3$ 10.0$ 8.1$ Diluted Net Income per common share (GAAP) 0.19$ 0.16$ 0.12$ Stock Comp & Other Unusual Expense (tax affected)* 0.07$ 0.07$ 0.06$ Diluted Net Income per share (Non-GAAP)* 0.26$ 0.23$ 0.18$ Shares used in diluted EPS calculation (Non-GAAP) * 44.2 44.5 45.5

Confidential 17 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q4'13 Q3'13 Q2'13 Q1'13 Q4'12 Net income (GAAP) 8.4$ 7.0$ 4.9$ 0.9$ 5.5$ Adjustments: Stock-based compensation expense 2.7$ 2.9$ 2.9$ 2.9$ 2.8$ Income tax effects of adjustments 0.2$ 0.1$ (0.0)$ (0.7)$ (0.2)$ Net income (Non-GAAP)* 11.3$ 10.0$ 7.8$ 3.1$ 8.1$ Diluted Net Income per share (GAAP) 0.19$ 0.16$ 0.11$ 0.02$ 0.12$ Adjustments: 0.07$ 0.07$ 0.07$ 0.05$ 0.06$ Diluted Net Income per share (Non-GAAP)* 0.26$ 0.23$ 0.18$ 0.07$ 0.18$ Diluted shares used in GAAP per share calculation 43.9 44.1 43.4 44.2 44.7 Diluted shares used in Non-GAAP per share calculation 44.2 44.5 43.7 44.6 45.5